UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2021

HOME BISTRO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56222	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4014 Chase Avenue, #212

Miami Beach, FL 33140

(Address of Principal Executive Offices, Zip Code)

(631) 964-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Home Bistro, Inc., (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2021, in connection with the acquisition of Model Meals, LLC (“Model Meals”) by the Company which closed on dated June 6, 2021, whereby the Company acquired 100% interest in Model Meals.

The Company is filing this Amendment solely to provide (i) the historical audited financial statements of Model Meals as of and for the years ended December 31, 2020 and 2019, and the unaudited condensed financial statements as of March 31, 2021 and for the three month periods ended March 31, 2021 and 2020, referred to in Item 9.01(a) below; and (ii) the unaudited pro forma combined financial statements as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020, referred to in Item 9.01(b) below.

Section 1 – Registrants Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On July 7, 2021, Home Bistro, Inc. (the “Company”) entered into an Agreement and Plan of Merger with the members of Model Meals, LLC, acquiring Model Meals, LLC through a reverse triangular merger, whereby Model Meals, LLC merged with Model Meals Acquisition Corp., a wholly owned subsidiary of the Company, with Model Meals, LLC being the surviving entity (the “Acquisition”). As a result, Model Meals, LLC became a wholly owned subsidiary of the Company, and the members of Model Meals, LLC received 2,008,310 shares of restricted common stock and $60,000.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Acquisition described above, the Company issued 2,008,310 shares of restricted common stock. The shares are subject to a 24 month Lockup and Leak-Out Agreement and were issued pursuant to Section 4(a)(2) of the Securities Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Company Acquired

The audited financial statements of Model Meals as of and for the years ended December 31, 2020 and 2019, and the unaudited condensed financial statements as of March 31, 2021 and for the three month periods ended March 31, 2021 and 2020, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company and Model Meals as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020, filed herewith and attached hereto as Exhibit 99.3, are incorporated herein by reference.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit Number	Description
2.1	Agreement and Plan of Merger between Model Meals LLC, Model Meals Acquisition Corp., and Home Bistro Inc. dated July 6, 2021
99.1	Audited Financial Statement of Model Meals, LLC as of and for the years ending December 31, 2020 and 2019
99.2	Unaudited Financial Statement of Model Meals, LLC as of and for the three months ended March 31, 2021 and 2020
99.3	Unaudited Pro Forma Combined Financial Information of Home Bistro Inc. and Model Meals, LLC as of and for the period ended March 31, 2021 and for the year ended December 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BISTRO, INC.

Date: August 12, 2021	By	/s/ Zalmi Duchman
Zalmi Duchman Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)

2